UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4 , 2019

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of AMERCO, a Nevada corporation (the “Company”), unanimously elected Roberta “Sissie” Shank, age 53, to serve as a member of the Board, effective December 4, 2019, to fill the vacancy as a result of the resignation of Board member John M. Dodds. Ms. Shank will serve as a member of the Board until the 2020 Annual Meeting of Stockholders.

Ms. Shank will be compensated in accordance with the Company’s standard compensation policies and practices for the Board. Ms. Shank was also appointed to serve on the AMERCO Compensation Committee and will continue to serve on the AMERCO Independent Governance Committee. There are no arrangements or understandings between Ms. Shank and any other persons pursuant to which she was selected as Director.

Ms. Shank is the Chief Executive Officer and President of Chas Roberts A/C and Plumbing, an Arizona air conditioning and plumbing contractor, and possesses extensive executive management experience. Ms. Shank also serves on the board and chairs the Compensation Committee of Knight-Swift Transportation Holdings Inc., a NYSE-traded company. She has experience in leading her company through the rapid growth, downturn, and comeback of the construction market, while adjusting its scale and improving profitability. Moreover, she is experienced in managing a workforce with distributed, mobile employees and substantial hiring and retention challenges. In 2014, Ms. Shank was named CEO of the Year by the Arizona Corporate Excellence Awards for the state’s largest private businesses, and in 2013, she received the Greater Phoenix Chamber of Commerce Impact Award. Ms. Shank has also served on several non-profit boards, including the Boys and Girls Club of Metro Phoenix.

Item 8.01.   Other Items

On December 9, 2019, the Company announced that the Board declared a special cash dividend on its Common Stock of $0.50 per share payable to all shareholders of record of the Company’s Common Stock as of close of business on December 19, 2019. The payment date for the special dividend will be January 6, 2020.

The Company’s press release regarding the special dividend is included as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2019

AMERCO

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 9, 2019.